UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heritage Insurance Holdings, Inc. 2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

(727) 362-7202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

This Current Report on Form 8-K/A amends and supplements the current report on Form 8-K of Heritage Insurance Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2017 (the “Form 8-K”), which reported under Item 2.01 the completion of the Company’s acquisition of all of the outstanding capital stock of NBIC Holdings, Inc. (“NBIC”), the parent company of Narragansett Bay Insurance Company, resulting in NBIC becoming a wholly-owned subsidiary of the Company (the “NBIC Acquisition”). This amendment to the Form 8-K is filed to provide the financial statements of NBIC and the pro forma financial information of the Company as required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Unaudited interim consolidated financial statements of NBIC Holdings, Inc. and its subsidiaries, comprised of the consolidated balance sheets as of September 30, 2017 and 2016, the related consolidated statements of comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2017 and 2016, and the related notes to the unaudited interim consolidated financial statements, are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Heritage Insurance Holdings, Inc. as of and for the nine months ended September 30, 2017, giving effect to the NBIC Acquisition, is attached hereto as Exhibit 99.4.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Johnson Lambert LLP (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2017).

99.1	Consolidated financial statements of NBIC Holdings, Inc. and Subsidiaries as of December 31, 2016, 2015 and 2014 and for the years then ended (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2017).

99.2	Consolidated unaudited financial statements of NBIC Holdings, Inc. and Subsidiaries as of September 30, 2017 and 2016 and for the nine months then ended.

99.3	Unaudited pro forma condensed combined financial information of Heritage Insurance Holdings, Inc. for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017, giving effect to the NBIC Acquisition (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on August 9, 2017).

99.4	Unaudited pro forma condensed combined financial information of Heritage Insurance Holdings, Inc. as of and for the nine months ended September 30, 2017, giving effect to the NBIC Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: February 1, 2018	By:	/s/ Bruce Lucas
Bruce Lucas
Chairman & Chief Executive Officer